Exhibit 10.33

AMENDMENT No. 1 TO
THE 401(k) SAVINGS PLAN OF
QUEST DIAGNOSTICS INCORPORATED

          The 401(k) Savings Plan of Quest Diagnostics Incorporated, as presently maintained under an amendment and restatement effective as of January 1, 2010, is hereby amended, generally effective as of January 1, 2011, except as specifically stated herein, in the following respects:

1. Section 5.5(e) is amended in its entirety to provide as follows:

          “(e) Application of Forfeitures — Forfeitures occurring during the Plan Year first shall be used to reinstate previously forfeited sub-accounts of reemployed Participants, if any, and any remaining forfeitures then will be used either to reduce Employer contributions (only Employer Discretionary Contributions (if any), effective January 1, 2011) to the Plan, to make corrective allocations to the Plan (and earnings on such corrective allocations) pursuant to Section 3.11 or to pay Plan expenses.”

2. Section 7.6 is amended by adding the phrase “, and will be administered on a unit accounting basis” at the end of the first sentence.

3. Section 8.3(d) is amended in its entirety to provide as follows:

          “(d) The Committee has designated the Investment Committee, whose members need not be members of the Committee, as the “named fiduciary” of the Plan, as that term is defined in ERISA Section 402(a)(2) with respect to investments of the Plan other than the Quest Diagnostics Incorporated Stock Fund. The discretionary authority of the Investment Committee shall include the responsibility to select, monitor and to replace Investment Options (other than the Quest Diagnostics Incorporated Stock Fund), to designate default Investment Option(s), to retain and discharge investment managers and to make other investment-related discretionary decisions; provided that neither the Committee nor its designate (including the Investment Committee) has:

(1) responsibility for monitoring the performance of the Quest Diagnostics Incorporated Stock Fund; or

          (2) authority to take any action with respect to the Quest Diagnostics Incorporated Stock Fund or its operation, other than with respect to the amount of liquidity that is appropriate to be maintained within this fund and the investment of such liquid assets.

The Investment Committee also shall establish, or cause to be established, investment guidelines consistent with the objectives of the Plan and the requirements of ERISA.

4. Appendix A is amended in its entirety, effective January 1, 2012, to provide as follows in the attached Appendix A.

5. In all other respects, the Plan shall remain unchanged by this Amendment.

          As evidence of its adoption of this Amendment, Quest Diagnostics Incorporated has caused this instrument to be signed by its authorized officer this 21st day of December, 2011, generally effective as of January 1, 2011, except as specifically stated herein or as may be required by applicable law.

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ David W. Norgard

Title:	Vice President, Human Resources

Appendix A

The Plan allows employers other than the Corporation to adopt its provisions. Except as specifically provided below, the names of participating employers (and jurisdictions of organization) as of January 1, 2012, of this Plan are:

A. Bernard Ackerman, M.D. Dermatopathology, PC (NY)
AmeriPath 5.01(a) Corporation (TX)
AmeriPath Cincinnati, Inc. (OH)
AmeriPath Cleveland, Inc. (OH)
AmeriPath Consolidated Labs, Inc. (FL)
AmeriPath Consulting Pathology Services, P.A. (NC)
AmeriPath Florida, LLC (DE)
AmeriPath Group Holdings, Inc. (DE)
AmeriPath Indemnity, Ltd. (Cayman Islands)
AmeriPath Indiana, LLC (IN)
AmeriPath Indianapolis, P.C. (IN)
AmeriPath Institute of Urological Pathology, PC (MI)
AmeriPath Kentucky, Inc. (KY)
AmeriPath Lubbock 5.01(a) Corporation (TX)
AmeriPath Lubbock Outpatient 5.01(a) Corporation
AmeriPath Marketing USA, Inc (FL)
AmeriPath Michigan, Inc. (MI)
AmeriPath Milwaukee, S.C. (WI)
AmeriPath Mississippi, Inc. (MS)
AmeriPath New York, LLC (DE)
AmeriPath North Carolina, Inc. (NC)
AmeriPath Ohio, Inc. (DE)
AmeriPath PAT 5.01(a) Corporation (TX)
AmeriPath Pennsylvania, LLC (PA)
AmeriPath Philadelphia, Inc. (NJ)
AmeriPath Pittsburgh, P.C. (PA)
AmeriPath SC, Inc. (SC)
AmeriPath Texarkana 5.01(a) Corporation (TX)
AmeriPath Texas, LP
AmeriPath Tucson, Inc. (AZ)
AmeriPath Wisconsin, LLC (WI)
AmeriPath Youngstown Labs, Inc. (OH)
AmeriPath Youngstown, Inc. (OH)
AmeriPath, Inc. (DE)
AmeriPath, LLC (DE)
Anatomic Pathology Services, Inc. (OK)
API No. 2, LLC (DE)
Arizona Pathology Group, Inc. (AZ)
Arlington Pathology Association 5.01(a) Corporation (TX)
Colorado Diagnostic Laboratory, LLC (CO)
Colorado Pathology Consultants, P.C. (CO)
Consulting Pathologists of Pennsylvania, P.C. (PA)
Dermatopathology of Wisconsin, S.C. (WI)
Dermatopathology Services, Inc. (AL)
DFW 5.01(a) Corporation (TX)
Diagnostic Pathology Management Services, LLC (OK)
Diagnostic Pathology Services, P.C. (OK)
Institute for Dermatopathology, P.C. (PA)
Kailash B. Sharma, M.D., Inc. (GA)
Kilpatrick Pathology, P.A. (NC)
NAPA 5.01(a) Corporation (TX)
Nuclear Medicine and Pathology Associates (GA)
O’Quinn Medical Pathology Association, LLC (GA)
Ocmulgee Medical Pathology Association, Inc. (GA)
PCA of Denver, Inc. (TN)
PCA of Nashville, Inc. (TN)
Peter G. Klacsmann, M.D., Inc. (GA)
Regional Pathology Consultants, LLC (UT)
Rocky Mountain Pathology, LLC (UT)
Rose Pathology Associates, P.C. (CO)
Sharon G. Daspit, M.D., Inc. (GA)
Shoals Pathology Associates, Inc. (AL)
Southwest Diagnostic Laboratories, P.C. (CO)
St. Luke’s Pathology Associates, P.A. (KS)
Strigen, Inc. (UT)
TID Acquisition Corp. (DE)
Tulsa Diagnostics, P.C. (OK)
TXAR 5.01(a) Corporation (TX)